UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 30, 2005
(Date of Earliest Event Reported)
CAPSTEAD MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-8896	75-2027937
(State of Incorporation)	(Commission File No.)	I.R.S. Employer
Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas		75225

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 874-2323
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01. REGULATION FD DISCLOSURE
On December 30, 2005 Capstead Mortgage Corporation issued a press release announcing the December 30, 2005 sale of its senior living facilities. A copy of the press release is attached as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits.
99.1	Press release issued by Capstead Mortgage Corporation dated December 30, 2005 announcing the sale of its senior living facilities.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION
December 30, 2005	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release issued by Capstead Mortgage Corporation dated December 30, 2005 announcing the sale of its senior living facilities.